SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (July 4, 2008)

MercadoLibre, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33647	98-0212790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Tronador 4890, 8th Floor

Buenos Aires, C1430DNN, Argentina

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: 011-54-11-5352-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 20, 2008, MercadoLibre, Inc. (the “Company”) announced that Marcos Galperín, Chairman of the Board, President, Chief Executive Officer and Secretary, entered into a written stock selling plan (the “Plan”) in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s Insider Trading Policy. The Plan provided for the sale over time of a maximum of 1,768,794 shares of the Company’s common stock, par value $0.001 per share.

Effective July 4, 2008, Mr. Galperín terminated the Plan. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 pre-planned stock trading plans of Company officers or directors, nor to report on modifications or terminations of any plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCADOLIBRE, INC. (Registrant)

Date: July 8, 2008	By:	/s/ Nicolás Szekasy
Nicolás Szekasy
Executive Vice President and Chief Financial Officer